Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman U.S. Equity Impact Fund
Supplement to the Summary Prospectus and Prospectus, each dated March 3, 2021, as amended and supplemented

Effective immediately, the following changes apply to the Summary Prospectus and Prospectus for Neuberger Berman U.S. Equity Impact Fund:

(1)	The section titled “Goal” is deleted in its entirety and replaced with the following:

The Fund seeks long-term total return by investing in companies whose products and services have the potential to deliver positive social and environmental outcomes.

(2)	The third paragraph in the “Principal Investment Strategies” section is hereby deleted and replaced with the following:

Portfolio construction is an important component of the investment process and primarily consists of three distinct investment categories: Special Situations, Opportunistic, and Impact Leaders. Special Situations have certain attributes that the Portfolio Managers believe may influence Impact outcomes (e.g., initial public offerings, spin-offs, private investments, changes in capital structure, mergers and acquisitions) and require specific methodologies and customized investment research. Opportunistic investments are companies that the Portfolio Managers believe are temporarily underappreciated by the broader market, given their long-term business and/or Impact potential. Impact Leaders are those companies with a track record of significant Impact, shareholder-oriented management, superior competitive positioning, or that are industry leaders in environmental, social and governance (“ESG”) issues.

The date of this supplement is July 14, 2021.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com